UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 19, 2014

VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

ViewPoint Financial Group, Inc. (“the Registrant”) held its annual meeting of shareholders on May 19, 2014. Holders of record of the Registrant's common stock at the close of business on March 28, 2014, were entitled to vote on three proposals at the annual meeting. The final voting results of each proposal are set forth below.
Proposal 1 - Election of Directors
The election of James Brian McCall and Karen H. O'Shea as directors of the Registrant for a term to expire in the year 2017

	James Brian McCall	Karen H. O'Shea
For	34,745,243	34,271,895
Withheld	189,638	662,986
Broker Non-Votes	2,152,875	2,152,875

Proposal 2 - Shareholder Advisory Vote as to the Compensation of the Registrant's Executives
Non-binding advisory vote on executive compensation

For	16,578,337
Against	18,076,011
Abstain	280,532
Broker Non-Votes	2,152,876

Proposal 3 - Ratification of Independent Registered Public Accounting Firm
Ratification of the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the fiscal year ending December 31, 2014

For	36,889,099
Against	106,781
Abstain	91,876

ITEM 8.01	Other Events
On May 20, 2014, the Registrant issued a press release announcing that LegacyTexas Group, Inc.'s shareholders approved the merger agreement by and between the Registrant and LegacyTexas Group, Inc. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.
In connection with the proposed merger between the Registrant and LegacyTexas Group, Inc. (“LegacyTexas”), the Registrant has filed with the SEC a registration statement on Form S-4, which was declared effective by the SEC on April 9, 2014. The registration statement includes a proxy statement/prospectus, which was mailed in definitive form to the shareholders of LegacyTexas on April 15, 2014. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY CONTAIN, OR WILL CONTAIN, AS THE CASE MAY BE, IMPORTANT INFORMATION ABOUT LEGACYTEXAS, THE REGISTRANT AND THE PROPOSED TRANSACTION. Copies of these documents may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, documents filed with the SEC by the Registrant are available free of charge by accessing the Registrant’s website (www.viewpointfinancialgroup.com, under “SEC Filings”) or by contacting Casey Farrell at (972) 801-5871.
On May 20, 2014, the Registrant issued a press release announcing that, following its annual meeting of shareholders held on May 19, 2014, the Registrant's Board of Directors appointed Anthony J. LeVecchio to serve as Chairman of the Board following the retirement of its chairman, James B. McCarley. The press release also announced the retirement of board member V. Keith Sockwell. The press release is attached to this report as Exhibit 99.2, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit 99.1	Press release announcing LegacyTexas Group, Inc. shareholder merger approval dated May 20, 2014
Exhibit 99.2	Press release announcing new Chairman of the Board and retirement of directors dated May 20, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date:	May 21, 2014	By:	/s/ Kari J. Anderson
Kari J. Anderson, Chief Accounting Officer and Interim Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release announcing LegacyTexas Group, Inc. shareholder merger approval dated May 20, 2014
Exhibit 99.2	Press release announcing new Chairman of the Board and retirement of directors dated May 20, 2014